UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   ☒                            Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12.

YuMe, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

On April 14, 2016, YuMe, Inc. launched the following content on its website, www.yumestockholdervalue.com:

Disclaimer
Notice Regarding Forward-Looking Statements
Materials contained herein contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. These forward-looking statements include but are not limited to statements regarding the proposed director nominees, YuMe’s future financial results and its stock repurchase program. Actual results may differ materially from those anticipated in these forward-looking statements. Factors that might contribute to such differences include, among others, that historical growth rates and results may not be indicative of future growth rates and results; economic downturns and the general state of the economy; our ability to expand our customer base and increase sales to existing customers; unforeseen difficulties executing on our strategic restructuring activities, our ability to retain and hire necessary employees; the impact of seasonality on our business; we may be unable to successfully sell, integrate or maintain our programmatic solution and there can be no assurance that our advertising customers or our network of digital media property owners will embrace or adopt our programmatic solution; our ability to develop innovative, new products and services on a timely and cost-effective basis; clients acceptance of our products and services; unforeseen changes in expense levels; competition and the pricing strategies of our competitors, which could lead to pricing pressure; and the effect the announcement of the stockholder proposal and nominations may have on YuMe’s relationships with its stockholders and other constituencies and on our ongoing business operations. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the “Risk Factors” section of YuMe’s most recent Form 10-K and YuMe’s other filings, which are available on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov. These forward-looking statements are based on current expectations and YuMe assumes no obligation to update this information.
Important Additional Information
YuMe filed a proxy statement with SEC in connection with the solicitation of proxies for the 2016 Annual Meeting (the “Proxy Statement”) on April 14, 2016. YuMe, its directors and certain of its executive officers will be participants in the solicitation of proxies from stockholders in respect of the 2016 Annual Meeting. Information regarding the names of YuMe’s directors and executive officers and their respective interests in YuMe by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in YuMe’s securities have or will change following the Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information can also be found in YuMe’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the SEC on March 10, 2016. Details concerning the nominees of YuMe’s Board of Directors for election at the 2016 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF YUME ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain a copy of the definitive proxy statement and other documents filed by YuMe free of charge from the SEC’s website, www.sec.gov. YuMe stockholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to Secretary, YuMe, Inc., 1204 Middlefield Road, Redwood City, 94063.
Agree
I have read and agree to the terms of this website.

Yume Welcome Press Release Stockholder Letter SEC Filings How To Vote Contact
2016 Stockholder Meeting: Creating Value
This website contains important information regarding YuMe’s 2016 Annual Meeting of Stockholders on May 27, 2016. The materials posted here highlight YuMe’s well-defined strategic plan to position the Company for long-term, profitable growth and sustainable operating performance. YuMe’s Board of Directors and management team firmly believe that the execution of this strategic plan is the best path forward to create value for stockholders.
YuMe further believes that our current, highly qualified Board of Directors, including incumbent nominees Derek Harrar and Craig Forman, has the right combination of experience and expertise to continue guiding the Company towards its operational and value-creating goals. We encourage stockholders to support YuMe’s Board, management team and strategic plan by voting on the WHITE proxy card today.
Please feel free to read the materials contained on this site carefully and to check back often for updates.
Thank you for your continued support of YuMe.
How to Vote
© 2016 YuMe All rights reserved. Important Information

Yume Welcome Press Release Stockholder Letter SEC Filings How To Vote Contact
2016 Stockholder Meeting: Creating Value
Press Releases
April 14, 2016 YuMe Files Definitive Proxy and Sends Letter to Stockholders
© 2016 YuMe All rights reserved. Important Information

Yume Welcome Press Release Stockholder Letter SEC Filings How To Vote Contact
2016 Stockholder Meeting: Creating Value
Stockholder Letters
April 14, 2016 Letter to Stockholders
© 2016 YuMe All rights reserved. Important Information

Yume Welcome Press Release Stockholder Letter SEC Filings How To Vote Contact
2016 Stockholder Meeting: Creating Value
SEC Filings
April 14, 2016 DEF 14A
Definitive Proxy Statement
© 2016 YuMe All rights reserved. Important Information

Yume Welcome Press Release Stockholder Letter SEC Filings How To Vote Contact
2016 Stockholder Meeting: Creating Value
How To Vote
EACH AND EVERY VOTE IS IMPORTANT.
Your Board of Directors recommends that all YuMe stockholders vote the WHITE proxy card “FOR” the YuMe nominees. Even if you plan to attend the meeting, you will help your Company by voting now, by proxy.
If you have any questions about voting your shares, please contact
Innisfree M&A Incorporated, the firm assisting YuMe in this matter:
TOLL-FREE at (888) 750-5834 (from the US and Canada)
Stockholders in other locations may call +(412) 232-3651.
Stockholders may own YuMe stock in different ways. But whether you hold your shares in registered name or hold through a bank or broker, the basic principles of voting are the same—and voting is quick and easy:
1. Enclosed with the YuMe proxy materials you receive, you will find a WHITE proxy card or voting instruction form.
2. Just follow the simple instructions on your WHITE proxy card or voting instruction form to vote by telephone or by Internet. You will want the Control Number handy as you vote electronically—it’s shown on your WHITE proxy card or voting instruction form. Alternatively, you may also simply sign, date and return the WHITE proxy card or voting instruction form in the postage-paid envelope you receive with the YuMe proxy materials.
Please do NOT vote using any Gold proxy card or voting instruction form that you receive from VIEX. This is important, because only your latest-dated vote counts. Therefore, if you vote using the Gold proxy card (even if you vote “withhold” on the VIEX nominees), your Gold proxy card will cancel any vote you previously executed using a WHITE proxy card or voting instruction form. And your Company needs your votes FOR the YuMe nominees on the WHITE proxy card.
**IMPORTANT TIP**
If you hold shares in more than one account, you will receive a WHITE proxy card or voting instruction form for each of those accounts. Please vote using each WHITE proxy card or voting instruction form you receive. If you vote by telephone or Internet, you will need to refer to the Control Number that is unique to each account you own and that is shown on each WHITE proxy card or voting instruction form you receive.
THANK YOU FOR YOUR SUPPORT!
© 2016 YuMe All rights reserved. Important Information

Yume Welcome Press Release Stockholder Letter SEC Filings How To Vote Contact
2016 Stockholder Meeting: Creating Value
Contact
Investor Contacts
YuMe, Inc.
Gary J. Fuges, CFA, 650-503-7875
ir@yume.com
Innisfree M&A Incorporated
Larry Miller / Emily Rogers, 212-750-5833
lmiller@innisfreema.com / erogers@innisfreema.com
Media Contacts
Sard Verbinnen & Co
John Christiansen / Meghan Gavigan, 415-618-8750
jchristiansen@sardverb.com / mgavigan@sardverb.com
© 2016 YuMe All rights reserved. Important Information

Yume Welcome Press Release Stockholder Letter SEC Filings How To Vote Contact
2016 Stockholder Meeting: Creating Value
Important Information
Notice Regarding Forward-Looking Statements
Materials contained herein contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. These forward-looking statements include but are not limited to statements regarding the proposed director nominees, YuMe’s future financial results and its stock repurchase program. Actual results may differ materially from those anticipated in these forward-looking statements. Factors that might contribute to such differences include, among others, that historical growth rates and results may not be indicative of future growth rates and results; economic downturns and the general state of the economy; our ability to expand our customer base and increase sales to existing customers; unforeseen difficulties executing on our strategic restructuring activities, our ability to retain and hire necessary employees; the impact of seasonality on our business; we may be unable to successfully sell, integrate or maintain our programmatic solution and there can be no assurance that our advertising customers or our network of digital media property owners will embrace or adopt our programmatic solution; our ability to develop innovative, new products and services on a timely and cost-effective basis; clients acceptance of our products and services; unforeseen changes in expense levels; competition and the pricing strategies of our competitors, which could lead to pricing pressure; and the effect the announcement of the stockholder proposal and nominations may have on YuMe’s relationships with its stockholders and other constituencies and on our ongoing business operations. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the “Risk Factors” section of YuMe’s most recent Form 10-K and YuMe’s other filings, which are available on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov. These forward-looking statements are based on current expectations and YuMe assumes no obligation to update this information.
Important Additional Information
YuMe filed a proxy statement with SEC in connection with the solicitation of proxies for the 2016 Annual Meeting (the “Proxy Statement”) on April 14, 2016. YuMe, its directors and certain of its executive officers will be participants in the solicitation of proxies from stockholders in respect of the 2016 Annual Meeting. Information regarding the names of YuMe’s directors and executive officers and their respective interests in YuMe by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in YuMe’s securities have or will change following the Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information can also be found in YuMe’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the SEC on March 10, 2016. Details concerning the nominees of YuMe’s Board of Directors for election at the 2016 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF YUME ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain a copy of the definitive proxy statement and other documents filed by YuMe free of charge from the SEC’s website, www.sec.gov. YuMe stockholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to Secretary, YuMe, Inc., 1204 Middlefield Road, Redwood City, 94063.
© 2016 YuMe All rights reserved. Important Information